SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

CrowdGather, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of Principal Executive Offices)

(818) 435-2472
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Website and Domain Name Acquisition Agreement

On November 4, 2009, CrowdGather, Inc., a Nevada corporation (the “Registrant”), entered into a Website and Domain Name Acquisition Agreement with EnzoTen Media Inc. (“Acquisition Agreement”) pursuant to which the Registrant acquired the websites and domain names set forth below:

•	http://www. anythingbutipod.com
•	http://www.anythingbutiphone.com
•	http://www.anythingbutsansa.com
•	http://www.anythingbutzune.com
•	http://www.abimp3players.com
•	http://www.zuneelite.com

The Acquisition Agreement provides that the total purchase price is paid in cash of $134,000 and the issuance of 104,000 shares of the Registrant’s common stock, valued at $130,000.  The terms of the Acquisition Agreement also provide that the Registrant make an initial payment of $50,000 with the execution of the Acquisition Agreement and then the balance to be paid at the monthly rate of $7,000 for the twelve months following the closing of the Acquisition Agreement. A copy of the Acquisition Agreement is attached hereto as Exhibit 10.1   This brief description of the Acquisition Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement is attached.

Services Agreement

Concurrently with the closing of the Acquisition Agreement, the Registrant entered into a one-year Services Agreement engaging EnzoTen Media Inc. as an independent contractor to operate the websites acquired (“Services Agreement”).  The Services Agreement provides for the payment of monthly compensation of $3,000, plus a bonus after one year in the event of a 100% increase in web traffic and revenue.

A copy of the Services Agreement is attached hereto as Exhibit 10.2   This brief description of the Services Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Services Agreement is attached.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 9, 2009, we closed the Acquisition Agreement.  See Item 1.01 for a description of the Acquisition Agreement.

Item 2.03 Creation of a Direct Financial Obligation.

See Item 1.01 for a description of the Acquisition Agreement and the Services Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for a description of the Acquisition Agreement.

Item 7.01 Regulation FD Disclosure.

On November 10, 2009, CrowdGather, Inc. (the “Registrant”) issued a press release to announce that the Registrant closed the Acquisition Agreement with EnzoTen Media Inc. A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

10.1	Website and Domain Name Acquisition Agreement with EnzoTen Media Inc.
10.2	Services Agreement with EnzoTen Media Inc.
99.1	Press Release dated November 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: November 10, 2009	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer